Exhibit 99.2

UNS Energy Corporation

3rd Quarter 2012 Supplemental Earnings Information

As of November 2, 2012

TABLE OF CONTENTS
Safe Harbor and Non-GAAP Measures	1
Variance Explanation	2
UNS Energy and TEP O&M	4
TEP Operating Statistics	5
TEP Margin Revenues	6
UNS Electric Operating Statistics	7
UNS Gas Operating Statistics	8
Basic & Diluted Shares Outstanding	9

SAFE HARBOR AND NON-GAAP MEASURES

This document contains forward-looking information that involves risks and uncertainties, which include, but are not limited to: state and federal regulatory and legislative decisions and actions; regional economic and market conditions which could affect customer growth and energy usage; weather variations affecting energy usage; the cost of debt and equity capital and access to capital markets; the performance of the stock market and changing interest rate environment, which affect the value of the company’s pension and other postretirement benefit plan assets and the related contribution requirements and expense; unexpected increases in O&M expense; resolution of pending litigation matters; changes in accounting standards; changes in critical accounting estimates; the ongoing restructuring of the electric industry; changes to long-term contracts; the cost of fuel and power supplies; performance of TEP’s generating plants; and other factors listed in UNS Energy’s Form 10-K and 10-Q filings with the Securities and Exchange Commission. The preceding factors may cause future results to differ materially from historical results or from outcomes currently expected by UNS Energy. The forecast assumptions and estimates below are not intended to be a full list of factors which could cause UNS Energy’s future results to differ from current expectations. Please refer to UNS Energy’s SEC filings for more information regarding risks and other uncertainties that could cause current expectations to differ from future results.

The Company’s press releases and other communications may include certain non-Generally Accepted Accounting Principles (GAAP) financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements.

Non-GAAP financial measures utilized by the Company include presentations of revenues, operating expenses, operating income and earnings (loss) per share. The Company uses these non-GAAP measures to evaluate the operations of the Company. Certain non-GAAP financial measures utilized by the Company exclude: the impact of non-recurring items: the effect of accounting changes or adjustments; expenses that are reimbursed by third parties; and other items. The Company’s management believes that these non-GAAP financial measures provide useful information to investors by removing the effect of variances in GAAP reported results of operations that are not indicative of fundamental changes in the earnings or cash flow capacity of the Company’s operations. Management also believes that the presentation of the non-GAAP financial measures is largely consistent with its past practice, as well as industry practice in general, and will enable investors and analysts to compare current non-GAAP measures with non-GAAP measures with respect to prior periods.

UNS ENERGY 3rd QUARTER EARNINGS VARIANCE EXPLANATION

3rd Quarter 2011 UNS Energy Net Income					$59.7

	3rd Quarter		Change
TEP	2012	2011	Pre-Tax	After Tax
	-millions of dollars-
Utility Gross Margin Components:
Retail Margin Revenues*	$177.4	$184.7	($7.3)	($4.4)
L-T Wholesale Margin Revenues*	1.1	0.6	0.5	0.3
Transmission Revenues	3.9	4.0	(0.1)	(0.1)

Total	182.4	189.3	(6.9)	(4.2)
Other Income Sources:
Operating synergies—Springerville Units 3&4	3.8	6.0	(2.2)	(1.3)
El Paso Settlement	0.0	7.4	(7.4)	(4.5)
Expenses:
Base O&M*	53.5	54.7	(1.2)	(0.7)
Depreciation	27.6	26.5	1.1	0.7
Amortization	10.0	8.8	1.2	0.7
Total Other Deductions	0.4	0.9	(0.5)	(0.3)
Total Interest Expense	22.0	22.3	(0.3)	(0.2)
Other Line Item Changes	0.9	1.2	(0.3)	(0.2)
Income Tax Expense	27.2	34.4	NM	(7.2)

TEP Net Income (GAAP)	$44.6	$53.9	NM	($9.3)

Change in TEP Net Income					(9.3)

Other Business Segments—After Tax Amounts
UNS Electric Net Income	$6.4	$7.0	NM	($0.6)
UNS Gas Net Loss	(0.4)	(0.7)	NM	0.3
Millennium Energy Holdings Net Income	0.4	1.0	NM	(0.6)
Other and Consolidating Adjustments	(0.3)	(1.5)	NM	1.2

Total Net Income from Other Business Segments and Consolidating Adjustments	$6.1	$5.8	NM	$0.3

Change in UNS Electric, UNS Gas, Millennium Energy Holdings, and Other Net Income					0.3

3rd Quarter 2012 UNS Energy Net Income					$50.7

*	Retail Margin Revenues, Long-Term Wholesale Margin and Base O&M are all non-GAAP measures. See pages 4 and 6 for a reconciliation of these non-GAAP measures.

UNS ENERGY YEAR-TO-DATE EARNINGS VARIANCE EXPLANATION

YTD September 30, 2011 UNS Energy Net Income					$101.8

	YTD September 30		Change
TEP	2012	2011	Pre-Tax	After Tax
	-millions of dollars-
Utility Gross Margin Components:
Retail Margin Revenues*	$428.9	$432.5	($3.6)	($2.2)
L-T Wholesale Margin Revenues*	3.0	11.7	(8.7)	(5.4)
Transmission Revenues	11.6	12.3	(0.7)	(0.4)

Total	443.5	456.5	(13.0)	(8.0)
Other Income Sources:
Operating synergies—Springerville Units 3&4	15.2	18.2	(3.0)	(1.9)
El Paso Settlement	0.0	7.4	(7.4)	(4.6)
Expenses:
Base O&M*	173.5	173.6	(0.1)	(0.1)
Depreciation	82.7	78.1	4.6	2.8
Amortization	29.6	25.3	4.3	2.7
Total Other Deductions	0.1	0.2	(0.1)	(0.1)
Total Interest Expense	65.6	65.7	(0.1)	(0.1)
Other Line Item Changes	2.8	3.3	(0.5)	(0.3)
Income Tax Expense	39.4	52.1	NM	(12.7)

TEP Net Income (GAAP)	$65.0	$83.8	NM	($18.8)

Change in TEP Net Income					(18.8)

Other Business Segments—After Tax Amounts
UNS Electric Net Income	$13.7	$14.4	NM	($0.7)
UNS Gas Net Income	5.1	5.8	NM	(0.7)
Millennium Energy Holdings Net Income	1.7	2.1	NM	(0.4)
Other and Consolidating Adjustments	(2.1)	(4.3)	NM	2.2

Total Net Income from Other Business Segments and Consolidating Adjustments	$18.4	$18.0	NM	$0.4

Change in UNS Electric, UNS Gas, Millennium Energy Holdings, and Other Net Income					0.4

YTD September 30, 2012 UNS Energy Net Income					$83.4

*	Retail Margin Revenues, Long-Term Wholesale Margin and Base O&M are all non-GAAP measures. See pages 4 and 6 for a reconciliation of these non-GAAP measures.

UNS ENERGY AND TEP O&M

UNS Energy	3rd Quarter		YTD September 30,
O&M Components	2012	2011	2012	2011
	-Millions of Dollars-		-Millions of Dollars-
UNS Energy Base O&M (Non-GAAP)	$61.0	$62.6	$198.2	$199.0
Reimbursed O&M Related to Springerville Units 3 and 4	26.0	16.2	52.6	48.5
O&M Related to Customer-funded Renewable Energy and DSM Programs	11.3	12.0	32.8	34.4

UNS Energy O&M (GAAP)	$98.3	$90.8	$283.6	$281.9

TEP	3rd Quarter		YTD September 30,
O&M Components	2012	2011	2012	2011
	-Millions of Dollars-		-Millions of Dollars-
TEP Base O&M (Non-GAAP)	$53.5	$54.7	$173.5	$173.6
O&M Included in Other Expense	(1.3)	(1.4)	(3.4)	(5.2)
Reimbursed O&M Related to Springerville Units 3 and 4	26.0	16.2	52.6	48.5
O&M Related to Customer-funded Renewable Energy and DSM Programs	8.7	10.3	25.4	29.5

TEP O&M (GAAP)	$86.9	$79.8	$248.1	$246.4

Base O&M, a non-GAAP financial measure, should not be considered as an alternative to Other O&M, which is determined in accordance with GAAP. We believe Base O&M provides useful information to investors because it represents the fundamental level of operating and maintenance expense related to our core utility business. Base O&M excludes expenses that are directly offset by revenues collected from customers and other third parties.

TEP—OPERATING STATISTICS

	Three Months Ended September 30,				Nine Months Ended September 30,
	2012	2011	Incr (Decr)	% Change	2012	2011	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	368,460	366,640	1,820	0.5%	367,896	366,415	1,481	0.4%
Commercial	36,209	36,121	88	0.2%	36,211	36,020	191	0.5%
Industrial	633	637	(4)	-0.6%	633	635	(2)	-0.3%
Mining	2	2	—	0.0%	2	2	—	0.0%
Other	62	62	—	0.0%	62	62	—	0.0%

Total	405,366	403,462	1,904	0.5%	404,804	403,134	1,670	0.4%

RETAIL SALES—MWH
Residential	1,332,086	1,416,344	(84,258)	-5.9%	3,084,784	3,108,461	(23,677)	-0.8%
Commercial	588,781	597,992	(9,211)	-1.5%	1,522,960	1,516,838	6,122	0.4%
Industrial	615,829	632,092	(16,263)	-2.6%	1,628,532	1,653,608	(25,076)	-1.5%
Mining	274,818	274,029	789	0.3%	817,611	810,934	6,677	0.8%
Other	65,990	65,335	655	1.0%	181,639	182,251	(612)	-0.3%

Total	2,877,504	2,985,792	(108,288)	-3.6%	7,235,526	7,272,092	(36,566)	-0.5%

RETAIL USAGE—KWH/CUSTOMER
Residential	3,615	3,863	(248)	-6.4%	8,385	8,483	(98)	-1.2%
Commercial	16,261	16,555	(294)	-1.8%	42,058	42,111	(53)	-0.1%
Industrial	972,874	992,295	(19,421)	-2.0%	2,572,720	2,604,107	(31,387)	-1.2%
Mining	137,409,000	137,014,500	394,500	0.3%	408,805,500	405,467,000	3,338,500	0.8%
Other	1,064,355	1,053,790	10,565	1.0%	2,929,661	2,939,532	(9,871)	-0.3%

Total	7,099	7,400	(301)	-4.1%	17,874	18,039	(165)	-0.9%

WEATHER—COOLING DEGREE DAYS
Actual	957	1,090	(133)	-12.2%	1,523	1,480	43	2.9%
10-Year Average	990	990			1,443	1,434
% Change Actual vs. 10-Year Avg.	-3.3%	10.1%			5.5%	3.2%
ENERGY MARKET INDICATORS
Avg. Wholesale Power Prices
Palo Verde Index—$/MWh
On Peak	$34.84	$42.38	($7.54)	-17.8%	$28.48	$36.70	($8.22)	-22.4%
Off Peak	$21.07	$24.29	($3.22)	-13.3%	$18.88	$19.92	($1.04)	-5.2%
Avg. Natural Gas Prices
Permian Index—$/MMBtu	$2.78	$4.09	($1.31)	-32.0%	$2.46	$4.04	($1.58)	-39.1%

TEP—RETAIL AND WHOLESALE MARGIN REVENUES

	Three Months Ended September 30,				Nine Months Ended September 30,
	2012	2011	Incr (Decr)	% Change	2012	2011	Incr (Decr)	% Change
RETAIL REVENUES—$ MILLIONS
Margin Revenues:
Residential	$88.8	$94.3	($5.5)	-5.8%	$201.5	$202.6	($1.1)	-0.5%
Commercial	49.3	50.0	(0.7)	-1.4%	124.2	123.5	0.7	0.6%
Industrial	27.3	28.7	(1.4)	-4.9%	70.8	73.2	(2.4)	-3.3%
Mining	8.6	8.3	0.3	3.6%	23.1	23.9	(0.8)	-3.3%
Other	3.4	3.4	—	0.0%	9.3	9.3	—	0.0%

Total	$177.4	$184.7	($7.3)	-4.0%	$428.9	$432.5	($3.6)	-0.8%
DSM / REST	10.5	12.0	(1.5)	-12.5%	31.9	36.1	(4.2)	-11.6%
Fuel and Purchased Power Revenues:
Recovered from Customers	115.1	112.2	2.9	2.6%	256.2	245.7	10.5	4.3%

Total Retail Revenues	$303.0	$308.9	($5.9)	-1.9%	$717.0	$714.3	$2.7	0.4%

RETAIL REVENUES—CENTS / KWH
Margin Revenues:
Residential	6.67	6.66	0.01	0.2%	6.53	6.52	0.01	0.2%
Commercial	8.37	8.36	0.01	0.1%	8.16	8.14	0.02	0.2%
Industrial	4.43	4.54	(0.11)	-2.4%	4.35	4.43	(0.08)	-1.8%
Mining	3.13	3.03	0.10	3.3%	2.83	2.95	(0.12)	-4.1%
Other	5.15	5.20	(0.05)	-1.0%	5.12	5.10	0.02	0.4%

Total	6.17	6.19	(0.02)	-0.3%	5.93	5.95	(0.02)	-0.3%
DSM / REST	0.36	0.40	(0.04)	-10.0%	0.44	0.50	(0.06)	-12.0%
Fuel and Purchased Power Revenues:
Recovered from Customers	4.00	3.76	0.24	6.4%	3.54	3.38	0.16	4.7%

Total Retail Revenues	10.53	10.35	0.18	1.7%	9.91	9.83	0.08	0.8%

LONG-TERM WHOLESALE MARGIN (Non-GAAP)—$ MILLIONS
Long-Term Wholesale Margin Revenues (Non-GAAP)	$1.1	$0.6	$0.5	83.3%	$3.0	$11.7	($8.7)	-74.4%
Fuel and Purchased Power Expense Allocated to Long-Term Wholesale Revenues	5.6	8.3	(2.7)	-32.5%	15.3	21.1	(5.8)	-27.5%

Long-Term Wholesale Revenues	$6.7	$8.9	($2.2)	-24.7%	$18.3	$32.8	($14.5)	-44.2%
Wholesale Transmission Revenues	3.9	4.0	(0.1)	-2.5%	11.6	12.3	(0.7)	-5.7%
Short-term Wholesale Revenues	14.8	16.7	(1.9)	-11.4%	47.6	51.5	(3.9)	-7.6%

Electric Wholesale Sales (GAAP)	$25.4	$29.6	($4.2)	-14.2%	$77.5	$96.6	($19.1)	-19.8%

Retail Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Net Electric Retail Sales, which is determined in accordance with GAAP. Retail Margin Revenues excludes: (i) revenues collected from retail customers that are directly offset by expenses recorded in other line items; and (ii) revenues collected from third parties that are unrelated to kWh sales to retail customers. We believe the change in Retail Margin Revenues between periods provides useful information to investors because it demonstrates the underlying revenue trend and performance of our core utility business. Retail Margin Revenues represents the portion of retail operating revenues available to cover the operating expenses of our core utility business.

Long-Term Wholesale Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Electric Wholesale Sales, which is determined in accordance with GAAP. We believe the change in Long-Term Wholesale Margin Revenues between periods provides useful information to investors because it demonstrates the underlying profitability of TEP’s long-term wholesale sales contracts. Long-Term Wholesale Margin Revenues represents the portion of long-term wholesale revenues available to cover the operating expenses of our core utility business.

UNS ELECTRIC—OPERATING STATISTICS

	Three Months Ended September 30,				Nine Months Ended September 30,
	2012	2011	Incr (Decr)	% Change	2012	2011	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	80,860	80,607	253	0.3%	80,814	80,570	244	0.3%
Commercial	10,476	10,391	85	0.8%	10,447	10,381	66	0.6%
Industrial	21	22	(1)	-4.5%	21	22	(1)	-4.5%
Mining	2	2	—	0.0%	2	2	—	0.0%
Other	473	249	224	90.0%	461	249	212	85.1%

Total	91,832	91,271	561	0.6%	91,745	91,224	521	0.6%

RETAIL SALES—MWH
Residential	290,308	298,564	(8,256)	-2.8%	665,534	651,995	13,539	2.1%
Commercial	171,800	172,891	(1,091)	-0.6%	470,326	462,745	7,581	1.6%
Industrial	58,228	61,541	(3,313)	-5.4%	166,673	167,433	(760)	-0.5%
Mining	19,881	49,801	(29,920)	-60.1%	75,067	172,473	(97,406)	-56.5%
Other	390	335	55	16.4%	1,199	1,183	16	1.4%

Total	540,607	583,132	(42,525)	-7.3%	1,378,799	1,455,829	(77,030)	-5.3%

RETAIL USAGE—KWH/CUSTOMER
Residential	3,590	3,704	(114)	-3.1%	8,235	8,092	143	1.8%
Commercial	16,399	16,639	(240)	-1.4%	45,020	44,576	444	1.0%
Industrial	2,772,762	2,797,318	(24,556)	-0.9%	7,936,810	7,610,591	326,219	4.3%
Mining	9,940,500	24,900,500	(14,960,000)	-60.1%	37,533,500	86,236,500	(48,703,000)	-56.5%
Other	825	1,345	(520)	-38.7%	2,601	4,751	(2,150)	-45.3%

Total	5,887	6,389	(502)	-7.9%	15,029	15,959	(930)	-5.8%

RETAIL REVENUES—MILLIONS
Margin Revenues:
Residential	$10.9	$11.1	($0.2)	-1.8%	$25.5	$24.4	$1.1	4.5%
Commercial	7.7	7.7	—	0.0%	21.8	22.0	(0.2)	-0.9%
Industrial	2.3	2.3	—	0.0%	6.9	6.8	0.1	1.5%
Mining	1.6	1.7	(0.1)	-5.9%	5.0	4.9	0.1	2.0%
Other	0.1	0.1	—	0.0%	0.1	0.1	—	0.0%

Total Margin Revenues	$22.6	$22.9	(0.3)	-1.3%	$59.3	$58.2	1.1	1.9%
DSM / REST	2.7	1.6	1.1	68.8%	8.3	4.5	3.8	84.4%
Fuel Revenues:
Recovered from Customers	25.3	30.0	(4.7)	-15.7%	66.4	79.2	(12.8)	-16.2%

Total Retail Revenues	$50.6	$54.5	(3.9)	-7.2%	$134.0	$141.9	(7.9)	-5.6%

WEATHER—COOLING DEGREE DAYS
Actual	5,446	5,766	(320)	-5.5%	8,992	8,513	479	5.6%
10-Year Average	5,473	5,469			8,466	8,434
% Change Actual vs. 10-Year Avg.	-0.5%	5.4%			6.2%	0.9%

Retail Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Total Retail Revenues, which is determined in accordance with GAAP. Retail Margin Revenues exclude revenues collected from retail customers that are directly offset by expenses recorded in other line items. We believe the change in Retail Margin Revenues between periods provides useful information to investors because it demonstrates the underlying revenue trend and performance of our core utility business. Retail Margin Revenues represents the portion of retail operating revenues available to cover the operating expenses of our core utility business.

UNS GAS—OPERATING STATISTICS

	Three Months Ended September 30,				Nine Months Ended September 30,
	2012	2011	Incr (Decr)	% Change	2012	2011	Incr (Decr)	% Change
AVG. GAS CUSTOMERS
Residential	134,581	133,799	782	0.6%	134,761	134,078	683	0.5%
Commercial	11,197	11,159	38	0.3%	11,284	11,230	54	0.5%
Industrial	22	22	—	0.0%	22	22	—	0.0%
Other	1,118	1,123	(5)	-0.4%	1,120	1,116	4	0.4%

Total	146,918	146,103	815	0.6%	147,187	146,446	741	0.5%

RETAIL SALES—THOUSANDS OF THERMS
Residential	5,056	5,114	(58)	-1.1%	44,434	48,095	(3,661)	-7.6%
Commercial	3,922	4,038	(116)	-2.9%	19,740	20,883	(1,143)	-5.5%
Industrial	288	419	(131)	-31.3%	1,364	1,655	(291)	-17.6%
Other	301	302	(1)	-0.3%	3,806	4,265	(459)	-10.8%

Total	9,567	9,873	(306)	-3.1%	69,344	74,898	(5,554)	-7.4%

RETAIL USAGE—THERMS/CUSTOMER
Residential	38	38	—	0.0%	330	359	(29)	-8.1%
Commercial	350	362	(12)	-3.3%	1,749	1,860	(111)	-6.0%
Industrial	13,091	19,045	(5,954)	-31.3%	62,000	75,227	(13,227)	-17.6%
Other	269	269	—	0.0%	3,398	3,822	(424)	-11.1%

Total	65	68	(3)	-4.4%	471	511	(40)	-7.8%

RETAIL REVENUES—MILLIONS
Margin Revenues:
Residential	$5.8	$5.7	$0.1	1.8%	$26.6	$27.4	($0.8)	-2.9%
Commercial	1.8	1.6	0.2	12.5%	7.4	7.4	—	0.0%
All Other	0.2	0.2	—	0.0%	1.4	1.4	—	0.0%

Total Margin Revenues	$7.8	$7.5	$0.3	4.0%	$35.4	$36.2	($0.8)	-2.2%
DSM Revenues	0.4	0.2	0.2	N/M	0.7	0.8	(0.1)	-12.5%
Transport/NSP Revenues	4.7	3.6	1.1	30.6%	12.2	12.6	(0.4)	-3.2%
Fuel Revenues:
Recovered from Customers	5.0	6.6	(1.6)	-24.2%	41.7	51.5	(9.8)	-19.0%

Total Gas Revenues	$17.9	$17.9	$0.0	0.0%	$90.0	$101.1	($11.1)	-11.0%

WEATHER—HEATING DEGREE DAYS
Actual	243	240	3	1.3%	13,745	15,464	(1,719)	-11.1%
10-Year Average	319	330			12,671	12,742
% Change Actual vs. 10-Year Avg.	-23.8%	-27.3%			8.5%	21.4%

Retail Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Total Gas Revenues, which is determined in accordance with GAAP. Retail Margin Revenues excludes revenues collected from retail customers that are directly offset by expenses recorded in other line items. We believe the change in Retail Margin Revenues between periods provides useful information to investors because it demonstrates the underlying revenue trend and performance of our core utility business. Retail Margin Revenues represents the portion of retail operating revenues available to cover the operating expenses of our core utility business.

UNS ENERGY BASIC AND DILUTED SHARES OUTSTANDING

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
	-Thousands of Dollars-		-Thousands of Dollars-
Numerator:
Net Income	$50,664	$59,712	$83,414	$101,787
Income from Assumed Conversion of Convertible Senior Notes	0	1,097	1,100	3,292

Adjusted Numerator	$50,664	$60,809	$84,514	$105,079

Denominator:
Weighted-Average Shares of Common Stock Outstanding:
Common Shares Issued	41,290	36,867	39,835	36,739
Participating Securities	—	50	0	64
Fully Vested Deferred Stock Units	156	136	148	127

Total Weighted-Average Shares of Common Stock Outstanding and Participating Securities—Basic	41,446	37,053	39,983	36,930

Effect of Dilutive Securities:
Convertible Senior Notes	0	4,295	1,416	4,268
Options and Stock Issuable Under Share-Based Compensation Plans	417	429	319	379

Total Shares—Diluted	41,863	41,777	41,718	41,577

The following table shows the number of stock options excluded from the diluted EPS computation because the stock option’s exercise price was greater than the average market price of the Common Stock:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
	-Thousands of Shares-
Stock Options Excluded from the Diluted EPS Computation	—	147	67	158